Exhibit 10.6

GENEOS THERAPEUTICS, INC.
FORM OF RESTRICTED STOCK AGREEMENT
THIS AGREEMENT is effective as of _________, 20__, by and between GENEOS Therapeutics, Inc. (the “Company), a Delaware corporation, and ___________ (“Grantee”), a ____________ of the Company.
RECITALS:
The Company has established the GENEOS Therapeutics, Inc. 2016 Equity Incentive Plan (the “Plan”), the terms of which are hereby incorporated by this reference and made a part of this Agreement. The Company’s Board of Directors (the “Board’) has determined that it would be to the advantage and best interest of the Company and its stockholders to grant the stock award provided for herein under the Plan to Grantee in consideration of Grantee’s services as a director of the Company and as an incentive for increased efforts during such service.
NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereby agree as follows:
1.Grant of Stock Award. Subject to the terms and provisions of this Agreement and the Plan, the Company hereby grants to Grantee a stock award under the Plan for _________ shares of the Company’s Common Stock (the “Shares”), all of which shall initially be restricted shares subject to the terms and conditions of this Agreement. The Shares shall be registered on the Company’s books in the name of Grantee as of the date hereof and shall be held in escrow in accordance with Section 3 hereof.
2.    Agreements Regarding Shares.
2.1    Restrictions on Transfer. Grantee shall not sell, transfer, pledge, hypothecate, assign or otherwise dispose of any of the Shares until all restrictions thereon shall lapse or be terminated in accordance with this Agreement and the Plan. Any attempted sale, transfer, pledge, hypothecation, assignment or other disposition of any Shares in violation of this Agreement shall be void and of no effect, and the Company shall have the right to disregard any such transfer on its books and records and to issue “stop transfer” instructions to its transfer agent, if any.
2.2    Vesting. The Shares shall vest, and thereby cease to be subject to forfeiture, as follows: ____________; provided that the Grantee continues to serve as a director of the Company on that date; and further provided that, upon the occurrence of a Change of Control of the Company (as defined in the Plan), all of the Shares shall become vested in full, provided that Grantee continues to serve as a director of the Company immediately prior to that time.
2.3    Forfeiture or Return of Nonvested Shares. In the event that Grantee’s service as a director of the Company shall terminate for any reason prior to the vesting in full of the

Shares, any Shares not then vested shall be forfeited to the Company and no longer held by Grantee, without any further action on the part of the Company or Grantee. Furthermore, Grantee may relinquish all rights to any or all unvested Shares at any time prior to the date on which those respective shares vest pursuant to Section 2.2 by giving written notice to the Company in accordance with Section 7.5 before the applicable vesting date, which notice shall specify the number of Shares to be forfeited. Any such relinquishment shall be irrevocable, and Grantee shall take all action requested by the Company to relinquish those Shares and to transfer them back to the Company.
2.4    Distributions, etc. In the event of any changes in the capital stock of the Company by reason of any stock dividends, split-ups or combinations of shares, reclassifications, mergers, consolidations, reorganizations or liquidations while any of the Shares shall be unvested and subject to forfeiture hereunder, any and all new, substituted or additional securities to which Grantee is entitled by reason of the ownership of such unvested Shares shall be subject immediately to the terms, conditions and restrictions of this Agreement and the Plan.
2.5    Rights with Regard to Shares. Grantee will have the right to vote the Shares issued and held under this Agreement, to receive and retain any cash dividends paid thereon and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Shares, subject to, and except as otherwise provided in, this Agreement.
2.6    Tax Consequences. Grantee represents that Grantee (a) has reviewed with Grantee’s tax advisors the federal, state, local and foreign tax consequences of the receipt and ownership of the Shares and the transactions contemplated by this Agreement, and (b) is relying solely on such advisors and not on any statements or representations of the Company or any of its employees, counsel or agents. Grantee understands that Grantee (and not the Company) shall be responsible for Grantee’s own tax liability that may arise as a result of this grant of the Shares and/or the transactions contemplated by this Agreement. Grantee understands that Section 83 of the Internal Revenue Code of 1986, as amended, (the “Code”) taxes as ordinary income the difference between the amount paid for the Shares and the fair market value of the Shares as of the respective date(s) that any restrictions on the Shares lapse pursuant to Section 2.2 of this Agreement. Grantee understands that Grantee may elect to be taxed at the time the Shares are issued rather than when and as the vesting period expires by filing an election under Section 83(b) of the Code with the Internal Revenue Service within 30 days after the date of issuance of the Shares.
GRANTEE ACKNOWLEDGES THAT IT IS GRANTEE’S SOLE RESPONSIBILITY AND NOT THE COMPANY’S TO DETERMINE WHETHER TO MAKE AN ELECTION UNDER SECTION 83(b) AND, IF SO, TO FILE SUCH ELECTION IN A TIMELY MANNER.
2.7    No Implied Agreements. Grantee acknowledges and agrees that nothing set forth in this Agreement or the Plan shall confer upon Grantee the right to continue in the service of the Company in any capacity or affect any right the Company may have to terminate Grantee’s services at any time, with or without cause.

3.    Escrow of Shares. The Shares may be represented by stock certificate(s) or may be uncertificated and maintained by the Company in book entry form, as the Company shall determine. The parties acknowledge and agree that any certificate(s) representing the Shares issued under this Agreement shall be held by the Company or its designee together with a stock assignment executed by Grantee in blank. Grantee hereby irrevocably constitutes and appoints the President and each Vice President of the Company as Grantee’s attorneys-in-fact and agents for the term of the escrow, each of whom shall have the authority with respect to such securities to execute all documents and instruments that such officer deems necessary or appropriate to make such securities negotiable and to complete any transaction contemplated by this Agreement. Promptly upon Grantee’s written request after the earliest to occur of (i) the lapse or termination of all restrictions on the Shares, (ii) the cessation of Grantee’s continuous service as a director of the Company, or (iii) the consummation of a Change of Control of the Company, the Company will deliver to Grantee a certificate representing the number of Shares that have vested and have not been forfeited or relinquished to the Company pursuant to this Agreement.
4.    Right of First Refusal; Repurchase Right; Joinder to Stockholders Agreement. The provisions of Section 9 of the Plan shall be applicable to any shares of Common Stock issued under this Agreement. As a condition to the vesting of the Shares or any portion thereof, the Grantee shall enter into a written joinder to the any stockholders agreement that exists at that time if required by the Company’s Board of Directors.
5.    Restrictive Legends. The certificates representing the Shares shall have endorsed thereon the following legends, as well as any legends contemplated by the agreements referred to in Section 4 hereof:
THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE. THESE SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS.
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING A VESTING SCHEDULE, FORFEITURE PROVISIONS AND RESTRICTIONS AGAINST TRANSFER CONTAINED IN A RESTRICTED STOCK AGREEMENT BETWEEN GENEOS THERAPEUTICS, INC. AND THE HOLDER AND THE GENEOS THERAPEUTICS, INC. 2016 EQUITY INCENTIVE PLAN, COPIES OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.
6.    Investment Representations. The Shares are being issued to Grantee by the Company in reliance upon the representations and warranties of Grantee set forth in this Section 6. Grantee acknowledges, represents and warrants that:
(a)    the Shares are being acquired by Grantee for Grantee’s own account for investment purposes and not with a view to, or for sale in connection with, the distribution thereof, nor with any present intention of distributing or selling any of the Shares;

(b)    Grantee has been advised that the Shares have not been registered under the Securities Act of 1933, as amended, (the “Act”) and therefore the transfer of the Shares is prohibited in the absence of (i) registration under the Act of the offer, sale or other disposition of the shares or (ii) a determination by counsel acceptable to the Company that such offer, sale or other disposition may be made without registration under the Act or other applicable statutes; and
(c)    Grantee understand that there are substantial restrictions on the transferability of the Shares and there is no active public market for the Shares, and, accordingly, it may not be possible to liquidate the Shares in the case of emergency.
7.    Miscellaneous.
7.1    Governing Law; Entire Agreement; Amendments. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware as they apply to contracts entered into and wholly to be performed within such state by residents thereof. This Agreement, the Plan and any stockholders agreement referred to in Section 4 constitute the entire agreement of the parties with respect to the subject matter hereof and supersedes in their entirety all prior undertakings and agreements of the Company and Grantee with respect to the subject matter hereof, and may not be modified adversely to Grantee’s interest except by means of a writing signed by the Company and Grantee and otherwise in accordance with the terms of the respective agreements.
7.2    Assignment. The rights and benefits of the Company under this Agreement shall be transferable by the Company to single or multiple assignees, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company’s successors and assigns. The rights and obligations of Grantee under this Agreement may not be assigned without the prior written consent of the Company.
7.3    No Waiver. Either party’s failure to enforce any provision of this Agreement shall not in any way be construed as a waiver of any such provision, nor prevent that party thereafter from enforcing each and every other provision of this Agreement. The rights granted both parties hereunder are cumulative and shall not constitute a waiver of either party’s right to assert all other remedies available to it under law or otherwise.
7.4    Further Assurances. Grantee agrees upon the request of the Company or its successors from time to time to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement or to acknowledge or document any action taken or proposed to be taken hereunder.
7.5    Notices. All notices, consents, requests, approvals, instructions and other communications provided for herein shall be in writing and validly given or made on the date of delivery when delivered personally, on the next business day if sent by overnight courier, and on the fifth succeeding business day after being mailed by certified mail, whichever is earlier, to the persons entitled or required to receive the same, at the addresses set forth below or to such other address as either party may designate by like notice.

If to the Company, at its principal office address.

If to Grantee, to the address set forth on the signature page to this Agreement.

7.6    Severability. In the event that any provision in this Agreement shall be held invalid or unenforceable, such provision shall be severable from, and such invalidity or unenforceability shall not be construed to have any effect on, the remaining provisions of this Agreement.
7.7    Counterparts; Electronic Transmission. This Agreement may be executed by the parties in separate counterparts, each of which counterpart when executed and delivered shall be deemed to be an original and both of which counterparts taken together shall constitute one and the same agreement. Any executed counterpart may be delivered by facsimile or electronic transmission. The execution of this Agreement by any party hereto shall not become effective until counterparts have been executed and delivered by both parties.
(Signature page follows.)

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.
GENEOS THERAPEUTICS, INC.

By:

Title:

[Name of Grantee]

Grantee’s address:

____________________________________

____________________________________

Grantee’s Social Security Number:

ASSIGNMENT SEPARATE FROM CERTIFICATE
FOR VALUE RECEIVED I, _________________, hereby sell, assign and transfer unto ___________________________ (_____________) shares of the Common Stock of GENEOS Therapeutics, Inc. standing in my name on the books of said corporation represented by Certificate No. ____ herewith, and I hereby irrevocably constitute and appoint ____________________, attorney, to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.
This Stock Assignment may be used in accordance with the Restricted Stock Agreement dated _____________, 20__ between GENEOS Therapeutics, Inc. and the undersigned.

Dated:

Name of Witness (please print or type)                [Name of Grantee]

Signature of Witness

INSTRUCTIONS: Please do not fill in the blanks other than the signature line.